ASV Holdings, Inc. Q1 2018 Earnings Conference Call May 8, 2018 EXHIBIT 99.2

This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends” or “continue,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward-looking statements in this presentation include, without limitation: (1) projections of revenue, earnings, capital structure and other financial items, (2) statements of our plans and objectives, (3) statements regarding the capabilities and capacities of our business operations, (4)  statements of expected future economic conditions and the effect on us and on dealers or OEM customers, (5) expected benefits of our cost reduction measures, and (6) assumptions underlying statements regarding us or our business. Our actual results may differ from information contained in these forward looking-statements for many reasons, including those described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 (SEC File No. 333-216912), which was filed in connection with our initial public offering and our Form 10-K and are available on our EDGAR page at www.sec.gov. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. We discuss many of these risks in greater detail under the heading “Risk Factors” and elsewhere in the Registration Statement on Form S-1 and Form 10-K. You should not rely upon forward-looking statements as predictions of future events.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, after the date of this presentation, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise. We obtained the industry, market and competitive position data in this presentation from our own internal estimates and research as well as from industry and general publications and research surveys and studies conducted by third parties. While we believe that each of these studies and publications is reliable, we have not independently verified market and industry data from third-party sources. While we believe our internal company research is reliable and the market definitions we use are appropriate, neither such research nor these definitions have been verified by any independent source. We from time to time refer to various non-GAAP financial measures in this presentation.  We believe that this information is useful to understanding our operating results by excluding certain items that may not be indicative of our core operating results and business outlook.  Reference to these non-GAAP financial measures should not be considered as a substitute for, or superior to, results that are presented in a manner consistent with GAAP.  Rather, the non-GAAP financial information should be considered in addition to results that are presented in a manner consistent with GAAP.  A reconciliation of non-GAAP financial measures referred to in this presentation is provided in the tables at the conclusion of this presentation. Forward-Looking Statements & Non – GAAP Financial Measures

Strategy of expanding North American dealer / rental presence making good progress: Q1-2018 machine sales to North American dealer rental distribution up 31% year over year. Approximately 50% of this growth from existing dealers at 12/31/17 Added 26 locations in the quarter First quarter revenue growth of 6.8% held back by lower parts sales and strong Q1-2017 Australia comparison. Parts orders slowed by dealers during distribution center move. April run rate back to expected level. Expect another strong year from Australia Reported gross and EBITDA margins adversely impacted by revenue mix and distribution center move costs. Expect gradual improvement through volume, sourcing and efficiency improvements Steel costs on the rise: Implemented surcharge pricing to offset effective Q2. Summary

North America Market Factors Housing Market*: Privately-owned housing starts in March 2018 were at a seasonally adjusted annual rate of 1,319,000. This is 1.9 percent above the revised February 2017 estimate of 1,295,000, and is 10.9 percent above the March 2017 rate of 1,189,000. U.S. Construction Spending*:Total Construction spending during February 2018 was estimated at a seasonally adjusted annual rate of $1,273.1 billion 0.1% above the revised January 2018 estimate of $1,272.2 billion. The February figure is 3.0 percent above the February 2017 estimate of $1,235.7 billion. Rental Market**: 2017 rental penetration index at 53.0%, flat with 2016. Forecast from ARA Rental Market Monitor™ five-year forecast updated in February, total rental revenue in the U.S. is expected to grow by 4.5 percent in 2018 to reach $51.5 billion, 5.6 percent in 2019, 5 percent in 2020 and 4.4 percent in 2021. CAGR of 4.3% to 2020. Australia: *** 2018 GDP growth 0f 2.8% in 2018. The economy will continue growing at a robust pace. Business investment outside the housing and mining sectors will pick up. The strengthening labor market and household incomes will sustain private consumption, and inflation and wages will pick up gradually. Industry & Market Overview Source: *US Census Bureau: ** American Rental Association (ARA) ***OECD Economic Forecast Summary November 2017 SAAR: “Seasonally adjusted annual rate”

Adding distribution and penetrating rental – foundation for growth 248 dealer and rental account locations 3/31/18 (222 @ 12/31/17) Good pipeline of prospects to continue expansion New machine sales Machine revenues increase 13.5% in Q1-18 compared to Q1-17. Machine sales to North American distribution increase 31% New Product Launch – RT40 Compact track loader Tier 4 Final successor to RT30 machine with 40% greater operating capability and >50% improvement in serviceability but in same compact size. Commitment to product development for dealers / rental users and updates our offering in key market segment Other Relocation of aftermarket parts distribution to Grand Rapids completed. Strengthened management team with key positions of VP Sales & Marketing and VP Operations & Supply Chain ASV Strategic Growth Drivers

USD millions 2018 2017** Net sales $29.9 $28.0 % change in 2018 to prior period 6.8% Machine sales $21.2 $18.7 Net Income (Loss) $(0.3) $0.2 Earnings (Loss) per share $(0.03) $0.03 Adjusted Net Income (Loss) * $0.2 $(0.1) Adjusted Earnings (Loss) per share * $0.02 ($0.02) EBITDA $1.3 $2.3 Adjusted EBITDA * $2.0 $2.0 Adjusted EBITDA % of Sales 6.7% 7.1% Working capital $24.4 $23.1 Debt $27.5 $26.9 As adjusted. See reconciliation to US GAAP on appendix ** 2017 shown included certain “Pro-forma” adjustments. See appendix for reconciliation to GAAP Key Figures – Quarter 1

“Focused manufacturer of engineered lifting equipment” $m Q1-2018 Q1-2017 sales $28.0 Volume / mix 1.9 Q2-2018 sales $29.9 $m Q1- 2018 2017 Adjusted net loss* $(0.1) Gross margin from sales 0.3 Operating expenses (0.3) Interest expense 0.4 Income tax (0.1) 2018 Adjusted net income* $0.2 Operating Performance *See appendix for adjusted net income reconciliation

“Focused manufacturer of engineered lifting equipment” Q1- 2018 Q1-2018 Reported gross profit % 13.2% Costs of relocating distribution center (now complete) 2.0% Adjusted gross profit % 15.2% Gross Profit % Parts sales in Q1-18 impacted by move of distribution center, completed in March. Actual reported gross profit of 13.2% reflects parts as a % of total sales of 20%.

Key Balance Sheet/Liquidity Ratios March 31, 2018 December 31, 2017 Current Ratio 2.1 2.0 Net working Capital % of Annualized LQS 24.5% 23.6% Days Sales Outstanding 49 58 Days Payables Outstanding 53 57 Days Inventory On Hand 99 93 Net Debt* $27.5m $26.9m Net Debt / Adjusted EBITDA x2.6 x2.5 Net debt is calculated as outstanding principal balance less debt issuance costs, less cash on hand. Net working capital as a % of annualized last quarters sales is the sum of accounts receivable and inventory less accounts payable divided by the last quarters sales annualized (x4).

Credit Facility and Debt 1 Net debt is calculated as outstanding principal balance less debt issuance costs, less cash on hand 2 TTM adjusted EBITDA at 3/31 of $10.4M Weighted average cost of debt at March 31, 2018 was 5.3% ($M) Facility Amount Net Debt1 as of 3/31/18 Weighted Average Interest Rate at 3/31/18 Revolving Credit Facility $35.0 $13.3 4.1% Term Loan $15.0 $14.2 6.4% Total $50.0 $27.5 Cash - Net debt $27.5 Net Debt/Adjusted EBITDA2 x2.6

Appendix

Non-GAAP Measures and Reconciliations Cautionary Statement Regarding Non-GAAP Measures This presentation contains references to “EBITDA” and “Adjusted EBITDA.” EBITDA is defined for the purposes of this release as net income or loss before interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA less the gain or loss related to non-recurring events. Management believes that EBITDA and Adjusted EBITDA are useful supplemental measures of our operating performance and provide meaningful measures of overall corporate performance exclusive of our capital structure and the method and timing of expenditures associated with building and placing our products. EBITDA is also presented because management believes that it is frequently used by investment analysts, investors and other interested parties as a measure of financial performance. Adjusted EBITDA is also presented because management believes that it provides a measure of our recurring core business. However, EBITDA and Adjusted EBITDA are not recognized earnings measures under generally accepted accounting principles of the United States (“U.S. GAAP”) and do not have a standardized meaning prescribed by U.S. GAAP. Therefore, EBITDA and Adjusted EBITDA may not be comparable to similar measures presented by other issuers. Investors are cautioned that EBITDA and Adjusted EBITDA should not be construed as alternatives to net income or loss or other income statement data (which are determined in accordance with U.S. GAAP) as an indicator of our performance or as a measure of liquidity and cash flows. Management’s method of calculating EBITDA and Adjusted EBITDA may differ materially from the method used by other companies and accordingly, may not be comparable to similarly titled measures used by other companies.

Non-GAAP Measures and Reconciliations 1 EBITDA is defined as income or loss before interest, income taxes, depreciation and amortization 2 Adjusted EBITDA is defined as EBITDA less the gain or loss related to non-recurring events * * The Company converted to a C corporation in May 2017, and consequently 2017 EBITDA for the three months ended March 31, 2018 includes approximately $0.4 million of public company costs not included in 2017 EBITDA. For the three months ended March 31, 2017, Pro Forma Adjusted EBITDA is $2.0 million. Reconciliation of EBITDA to Adjusted EBITDA (in millions except percentages)     For the Quarter Ended March 31,       2018   2017   Net (loss) income   ($0.3)   $0.2   Interest expense   0.5   0.9   Depreciation & amortization   1.2   1.2   Income benefit   (0.1)   -   EBITDA (1)   $1.3   $2.3   % of Sales   4.2%   8.3%               EBITDA   $1.3   $2.3   Costs of ConExpo trade show (2)   -   0.1   Revision to accrual for legal proceeding expenses less legal costs (3)   -   (0.2)   Stock compensation and transaction related compensation costs (4)   0.1   0.1   Aftermarket parts distribution center relocation (5)   0.6   -   Adjusted EBITDA (6)   $2.0   $2.4   Adjusted EBITDA as % of net revenues   6.8%   8.5%   Pro-forma adjustment for public company costs   -   (0.4)   Pro-forma Adjusted EBITDA* (7)   $2.0   $2.0   % of Sales   6.7%   7.1%

Non-GAAP Measures and Reconciliations (1)EBITDA is defined as income or loss before interest, income taxes, depreciation and amortization. EBITDA is not a recognized measure under U.S. GAAP and does not have a standardized meaning prescribed by U.S. GAAP. Therefore, EBITDA may not be comparable to similar measures presented by other companies. The table above reconciles net income to EBITDA. See “—Cautionary Statements Regarding Non-GAAP Measures” for further information regarding EBITDA. (2)Costs associated with the 2017 ConExpo trade show. The ConExpo show, which is held every three years, was held in Las Vegas in March of this year. This show is an international gathering place for the construction industries. It is estimated that 130,000 professionals from around the world attended the show. (3)Revision to accrual for legal proceeding expenses is included in Adjusted EBITDA since it is an adjustment in the period to an accrual established at the formation of the Joint Venture and is not representative of the operating activity in the reported period. This adjustment was due to the settlement of a legal claim lower than the accrued cost. (4)Stock compensation and IPO transaction related compensation costs. (5)Aftermarket Parts Distribution Center relocation costs are restructuring costs related to the movement of the ASV aftermarket parts operation from Southaven Memphis to a facility adjacent to the Company principal premises in Grand Rapids MN, which commenced in quarter four of 2017 and was oompleted in quarter one of 2018. (6)Adjusted EBITDA is defined as EBITDA less the gain or loss related to non-recurring events. Adjusted EBITDA is not a recognized measure under U.S. GAAP and does not have a standardized meaning prescribed by U.S. GAAP. Therefore, Adjusted EBITDA may not be comparable to similar measures presented by other companies. The table above reconciles EBITDA to Adjusted EBITDA. See “—Cautionary Statements Regarding Non-GAAP Measures” for further information regarding EBITDA. (7)2017 Pro Forma Adjusted EBITDA is defined as Adjusted EBITDA less public company costs

Non-GAAP Measures and Reconciliations *Pro forma adjustments for public company costs and (C corporation basis) tax expense: The company converted from a LLC to a corporation on May 11, 2017. The pro forma adjustments reflect the actual public company costs incurred in 2018 as if the company had been a corporation for the same period in 2017, and a pro forma (C corporation basis) tax charge on income at a tax rate of 36%. Reconciliation of GAAP Net Income to Adjusted Net Income (in millions except shares and EPS)     For the Quarter Ended March 31,       2018   2017   Net (loss) income as reported   ($0.3)   $0.2   Revision to legal costs accrual   -   -   Aftermarket parts distribution center relocation- net of tax effect   0.5   -   Loss on debt extinguishment   -   -   Pro-forma adjustment for public company costs   -   (0.4)   Pro-forma income before tax   0.2   (0.2)   Pro forma (C corporation basis) tax   $0.0   $0.1   Adjusted net income (loss)   $0.2   ($0.1)               Weighted average diluted shares outstanding   9,816,000   8,000,000   Basic and Diluted (loss) earnings per share as reported   ($0.03)   $0.03   Total EPS Effect   $0.05   ($0.05)   Adjusted (pro forma C Corporation) earnings (loss) per share   $0.02   ($0.02)

ASV Holdings, Inc. Q1 2018 Earnings Conference Call May 8, 2018 At ASV Holdings, Inc. Andrew Rooke, Chairman & C.E.O. 1-218-327-5389 Contact: At Darrow Associates, Inc. Peter Seltzberg, IR for ASV 1-516-419-9915